UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2018

Date of Report (Date of earliest event reported)

Toga Limited
(Exact name of registrant as specified in its charter)

Nevada	333-138951	98-0568153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Pkwy Suite 500 Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)

(702) 990-3578

(Registrant’s telephone number)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

ITEM 8.01 OTHER EVENTS.

On July 27, 2018, Toga Limited, a Nevada corporation (the “Company”), entered into a Subscription Agreement (“Subscription Agreement No. 1”), by and between the Company and Ng Boon Chee, a member of the Board of Directors of the Company (the “Purchaser”), pursuant to which the Company issued and sold to the Purchaser 2,698,377 shares of the Company’s common stock (the “Common Stock”), at a per share purchase price of $.50, for an aggregate purchase price of USD $1,349,188.50 (“Purchase Price”). The Purchaser paid the Purchase Price by delivering to the Company 165 Bitcoins, which was calculated by dividing the Purchase Price by the average of the closing price for Bitcoin on Bitfinex under the trading symbol “BTCUSD” on the day preceding the closing date of the purchase under the Subscription Agreement No. 1.

On October 1, 2018, Toga Limited, a Nevada corporation (the “Company”), entered into a Subscription Agreement (“Subscription Agreement No. 2”), by and between the Company and Ng Boon Chee, a member of the Board of Directors of the Company (the “Purchaser”), pursuant to which the Company issued and sold to the Purchaser 2,860,955 shares of the Company’s common stock (the “Common Stock”), at a per share purchase price of $.75, for an aggregate purchase price of USD $2,145,716 (“Purchase Price”). The Purchaser paid the Purchase Price by delivering to the Company 330 Bitcoins, which was calculated by using the average of the closing price for Bitcoin on Bitfinex under the trading symbol “BTCUSD” from September 25, 2018 through September 29, 2018.

The sales described above and more particularly described in Subscription Agreement No. 1 and Subscription Agreement No. 2, were made pursuant to the exemption from registration set forth in Regulation S, promulgated by the Securities Exchange Commission under the Securities Act of 1933. No underwriters were utilized in connection with the sale of securities.

The issuance of these securities was to a single “non-U.S. person” (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction in which the Company relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended (the “Act”), as the conditions of Regulation S were met, including but not limited to the following conditions:

-	Purchaser is an individual residing in Malaysia at the time of the sale of the Common Stock; and
-	Purchaser agreed to resell the Shares only in accordance with Regulation S, pursuant to a registration under the Act, or pursuant to an available exemption from registration.

Each certificate representing the Common Stock contains or will contain a legend that transfer of the shares is prohibited except in accordance with the provisions of Regulation S, pursuant to a registration under the Act, or pursuant to an available exemption from registration and the hold may engage in hedging transactions with regards to the Company’s common stock unless in compliance with the Act.

The foregoing summary of the agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements. A copy of the Subscription Agreement dated July 27, 2018 and the Subscription Agreement dated October 1, 2018, are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

10.1	Subscription Agreement dated July 27, 2018
10.2	Subscription Agreement dated October 1, 2018

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOGA LIMITED

DATED: November 28, 2018	By:	/s/ Toh Kok Soon
Toh Kok Soon
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)

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